QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 3

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 4, 2003

FIRSTWAVE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Georgia	0-21202	58-1588291
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2859 Paces Ferry Road, #1000, Atlanta, Georgia		30339
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (770) 431-1200

N/A
(Former Name or Former Address, if Changed Since Last Report)

        This amendment to the registrant's report on Form 8-K, as filed on March 4, 2003 and as previously amended on March 7, 2003 and May 1, 2003, is being filed to modify and replace Exhibits 23, 99.1 and 99.2 as previously filed with the exhibits filed herewith.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTWAVE TECHNOLOGIES, INC.
By:	/s/ JUDITH A. VITALE Judith A. Vitale Chief Financial Officer

Date: June 6, 2003

Exhibit Index

Exhibit No.	Description
2.1	Merger Agreement dated March 3, 2003 by and between Firstwave Technologies, Inc., CC Subsidiary, Inc., Connect-Care, Inc., and certain shareholders of Connect-Care, Inc.*
23	Consent of Independent Accountants
99.1	The following financial statements of Connect-Care, LLC, together with the notes thereto and the report of Cherry, Bekaert & Holland, L.L.P. with respect to the periods stated therein:
Balance Sheet as of December 31, 2002
Statement of Operations for the year ended December 31, 2002
Statement of Changes in Members' Deficit for the year ended December 31, 2002
Statement of Cash Flows for the year ended December 31, 2002
99.2	The following unaudited pro forma condensed consolidated financial statements of Firstwave Technologies, Inc. and Connect-Care, LLC, together with the notes thereto:
Pro forma Condensed Consolidated Statement of Operations for the year ended December 31, 2002
Pro forma Condensed Consolidated Balance Sheet as of December 31, 2002

*
Previously filed with the registrant's Current Report on Form 8-K filed March 4, 2003.

QuickLinks

SIGNATURES
Exhibit Index